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                                                                 EXHIBIT 10.42



                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


         AMENDMENT dated as of December 22, 2000 to the Credit Agreement dated as of April 30, 1998 (as amended by Amendment No. 1 thereto dated as of September 30, 1999 and Amendment No. 2 thereto dated as of October 31, 1999, the "CREDIT AGREEMENT") among Beverly Enterprises, Inc. (the "BORROWER"), the BANKS listed therein (the "BANKS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Issuing Bank, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrower plans to take certain restructuring and related charges, and in connection therewith, the Banks are willing to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Credit Agreement shall, for so long as this Amendment remains effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amendments to Definitions. (a) The following new definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

                  "SPECIFIED RESTRUCTURING CHARGES" means the restructuring charges, writedowns, severance costs and special charges, the material components of which are described in the memorandum dated December 15, 2000 from the Borrower to the Agent and the Banks, in each case to the extent actually incurred by the Borrower or one of its Consolidated Subsidiaries.





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         (b) The definitions of Consolidated Net Income and Consolidated Net
Worth set forth in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (loss) (calculated (a) before preferred and common stock dividends and (b) exclusive of the effect of (i) any extraordinary or other material non-recurring gain or loss outside the ordinary course of business and (ii) Specified Restructuring Charges in an aggregate amount, on a pretax basis, during the term of this Agreement not to exceed $105,000,000) of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

                  "CONSOLIDATED NEW WORTH" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries at such date, without giving effect to Specified Restructuring Charges in an amount not to exceed, on a pretax basis, $105,000,000.

         SECTION 3. New Subsidiary Guarantors. Each Subsidiary of the Borrower listed as a "New Subsidiary Guarantor" on the signature pages hereof (each a "NEW SUBSIDIARY GUARANTOR") hereby agrees that, as of the Amendment Effective Date, such New Subsidiary Guarantor shall be a party to the Subsidiary Guaranty and shall be bound for all purposes by the obligations of a Subsidiary Guarantor set forth therein as if each such New Subsidiary Guarantor was an original party to the Subsidiary Guaranty.

         SECTION 4. Representations of Borrower. The Borrower represents and warrants that as of the date hereof and after giving effect hereto:

         (a) The representations and warranties of the Borrower set forth in
Article 4 of the Credit Agreement, both before and immediately after giving effect to this Amendment, are true and correct as though made on and as of the date hereof; and

         (b) no Default has occurred and is continuing.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.




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         SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Agent shall have received from the Borrower, the Subsidiary Guarantors and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (b) the Agent shall have received, for the account of each Bank that executes this Amendment on or prior to December 22, 2000, an amendment fee in an amount equal to .1875% of such Bank's Commitment; and

         (c) each New Subsidiary Guarantor shall have signed and delivered to the Agent an originally executed Subsidiary Guaranty.

The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.



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